EXHIBIT 99.1


Panhandle
Oil and Gas Inc.
PHX
LISTED
NYSE®

Annual Shareholders Meeting

Oklahoma History Center

March 7, 2018 – 9:00 am

FORWARD-LOOKING STATEMENTS AND RISK FACTORS

This presentation contains projections and other forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934. These projections and statements reflect the Company's current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that these projections will be achieved, and actual results could differ materially from those projected as a result of certain factors. A discussion of these factors is included in the Company's periodic reports filed with the U.S. Securities and Exchange Commission.


UNIQUE
Assets
PERPETUAL
FLEXIBLE
UNIQUE
Business Model
UNIQUE
Opportunities
RETURN-
DRIVEN

MINERAL AND LEASEHOLD ASSETS



Bakken Shale
STACK/Cana
SCOOP
Granite Wash
Fayetteville Shale
Southeast OK Woodford Shale
Permian Basin
Eagle Ford Shale Oil Window

TOTAL Mineral Acreage

Oklahoma/Texas/New Mexico/Arkansas



FAYETTEVILLE SHALE
STACK
PERMIAN BASIN
NEW MEXICO
SOUTHEAST OK WOODFORD SHALE
SCOOP
DELAWARE BASIN
MIDLAND BASIN
TEXAS
EAGLE FORD SHALE
PHX Net Acres
0 - 200
201 - 500
501 - 1000
1001 - 2000
2001+

Panhandle Oil and Gas Inc. NYSE: PHX

PRODUCING Mineral Acreage
Oklahoma/Texas/New Mexico/Arkansas



FAYETTEVILLE SHALE
STACK
PERMIAN BASIN
NEW MEXICO
SOUTHEAST OK WOODFORD SHALE
SCOOP
DELAWARE BASIN
MIDLAND BASIN
TEXAS
EAGLE FORD SHALE
PHX Net Acres
0 - 200
201 - 500
501 - 1000
1001 - 2000
2001+

LEASED NON-PRODUCING Mineral Acreage

Oklahoma/Texas/New Mexico/Arkansas



FAYETTEVILLE SHALE
STACK
OKLAHOMA
ARKANSAS
PERMIAN BASIN
NEW MEXICO
SOUTHEAST OK WOODFORD SHALE
SCOOP
DELAWARE BASIN
MIDLAND BASIN
TEXAS
EAGLE FORD SHALE
PHX Net Acres
0 - 200
201 - 500
501 - 1000
1001 - 2000
2001+

OPEN Mineral Acreage

Oklahoma/Texas/New Mexico/Arkansas



STACK
FAYETTEVILLE SHALE
OKLAHOMA
ARKANSAS
PERMIAN BASIN
NEW MEXICO
SOUTHEAST OK WOODFORD SHALE
SCOOP
DELAWARE BASIN
MIDLAND BASIN
TEXAS
EAGLE FORD SHALE
PHX Net Acres
0 - 200
201 - 500
501 - 1000
1001 - 2000
2001+


1927
Electrical Logging
1949
Hydraulic Fracturing
1970
Seismic Technology
1978
Measurement While-Drilling
1990
Shale Fracturing
2018 & Beyond
Future Technology
Panhandle Perpetual Mineral Ownership

Panhandle Oil and Gas Inc. NYSE: PHX

Anadarko Basin
Section 33-13N-9W
Canadian Co., Oklahoma




TONKAWA
HOXBAR
CLEVELAND
OSWEGO
RED FORK
ATOKA
MORROW
SPRINGER
CHESTER
MISSISSIPPIAN
WOODFORD
HUNTON
Horizontal Completion 2015
Vertical Completions 1994 2000
Vertical Completions 1967 1989
Horizontal Completions 2010 2014 X 2 2017 X 6
Gas
Oil

Mineral Revenue: Royalty & Lease Bonus


$/MCFE
$25
$20
$15
$10
$5
$0
Millions
$10
$8
$6
$4
$2
$0
$16.5M AVERAGE
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Lease Bonus Revenue
Royalty Revenue
PHX Average Price Received Per Mcfe

Mcfe – The industry standard conversion is each barrel of oil and natural gas liquid (NGL) is converted to an Mcf equivalent (Mcfe) at the ratio of one barrel equals six Mcfe

PANHANDLE CAPITAL ALLOCATION & ASSET OPTIMIZATION

Tools to achieve highest long-term return to shareholders

- Participate with a working interest
- Lease our mineral acreage
- Sell mineral rights
- Acquire additional mineral rights
- Manage debt and cash
- Pay regular and/or special dividends to shareholders

PHX Drilling & Completion Capital Investments


$/MCFE
45
40
35
30
25
20
15
10
5
0
Millions
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
$26.4M Average
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
D&C Capital $
PHX Average Price Received Per Mcfe

Panhandle Oil and Gas Inc. NYSE: PHX

COMPANY OPERATIONS

PHX owns interest in 5,858 gross producing wells

- 4,077 wells with royalty interest only
- 1,781 wells with working interest
    - Majority also have royalty interest from our mineral ownership

Revenues

- 75% from working interest
- 25% from royalty interest

Production (First Fiscal Quarter 2018)

- 26,548 Mcf per day + 987 Bo per day + 787 Bngl per day (37.2 Mmcfe per day)
- 29% Oil and NGL
- 71% natural gas

QUARTERLY PRODUCTION


MCFE
GAS
Equivalent Oil + NGL
4,500,000
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
3.31.08
6.30.08
9.30.08
12.31.08
3.31.09
6.30.09
9.30.09
12.31.09
3.31.10
6.30.10
9.30.10
12.31.10
3.31.11
6.30.11
9.30.11
12.31.11
3.31.12
6.30.12
9.30.12
12.31.12
3.31.13
6.30.13
9.30.13
12.31.13
3.31.14
6.30.14
9.30.14
12.31.14
3.31.15
6.30.15
9.30.15
12.31.15
3.31.16
6.30.16
9.30.16
12.31.16
3.31.17
6.30.17
9.30.17
12.31.17

MAJOR PLAYS/CURRENT ACTIVITY

STACK/Cana/SCOOP

- Current Production – 8,792 Mcfe per day
- YE 2017 3P Undeveloped Reserves– 135.2 Bcfe net in ~1,350 gross locations
- YTD 2018 Cap Expenditures - $800,000 (13% of total)
- 8 currently drilling WI wells represent an additional $800,000 in Cap Ex
- 5 scheduled WI wells represent an additional $500,000 in Cap Ex
- An additional 13 PHX RI wells are currently being drilled

Southeastern Oklahoma Woodford

- Current Production – 8,923 Mcfe per day
- YE 2017 3P Undeveloped Reserves – 216.1 Bcfe net in ~1,375 gross locations
- YTD 2018 Cap Expenditures - $740,000 (12% of total)
- 5 scheduled WI wells represent an additional $200,000 in Cap Ex

MAJOR PLAYS (CONTINUED)

Eagle Ford Shale

- Current Production – 569 Boe (3,415 Mcfe) per day
- 3P Undeveloped Reserves – 5.9 million Boe net in ~100 gross locations
- YTD 2018 Cap Expenditures - $3,560,000 (59% of total)
- 2018 Plans –
  - Drill 6 wells beginning ~ May 1st with the option to drill 8 additional wells in 2018 (Average working interest – 14%)
  - Refrac 1 well in April. With success, an additional 30 wells become viable refrac candidates
- Estimated capital investments (assuming one refrac & 14 wells drilled)
  - Remainder Fiscal 2018 - $8.5 million
  - Fiscal 1st Qtr 2019 - $4.5 million

Other Operations

- The operator in our Andrews/Winkler Counties, TX project has proposed to drill another Woodford well. We have elected to take a 4.9% RI
- Preparation for drilling is underway on Lea County, NM mineral acreage where we will have a 12.5% RI. This well is in the prolific Wolfcamp/Bone Spring play

Total Cost vs PHX Average Price Received per Mcfe



$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
$4.73 PHX Average Price $/Mcfe
$3.77 Average Total Cost $/Mcfe
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
LOE + Taxes $ per Mcfe
G&A $ per Mcfe
Interest $ per Mcfe
DD&A $ per Mcfe
PHX Average Price Received Per Mcfe

SEC PROVED RESERVES


By Reserve Category
PUD
56.9 Bcfe
33.7%
PDP
111.0 Bcfe
65.9%
PDNP
0.7 Bcfe
0.4%
168.6 Bcfe


By Product
NGL
14.3 Bcfe
8.5%
OIL
33.1 Bcfe
19.6%
Natural Gas
121.2 Bcfe
71.9%
168.6 Bcfe


by Field
All Other Fields
26.8 Bcfe
15.9%
Eagle Ford Shale
32.6 Bcfe
19.3%
SE Oklahoma Woodford Shale
46.8 Bcfe
27.8%
STACK SCOOP & Cana
34.1 Bcfe
20.2%
Arkansas Fayetteville Shale
28.3 Bcfe
16.8%
168.6 Bcfe

PDP – Proved Developed Producing Reserves
PDNP – Proved Developed Non-Producing Reserves (requires capital to produce)
PUD – Proved Undeveloped Reserves (requires capital to develop)

Proved, Probable & Possible Reserves

by Reserve Category



SEC
Proved
168.6 Bcfe
26.3%
Possible[1]
204.7 Bcfe
31.9%
Probable[1]
268.6 Bcfe
41.8%

641.9 Bcfe

[1]Prepared in accordance with PRMS

Undeveloped Reserves by Field



All Other
Fields
21.3 Bcfe
4.0%
Eagle Ford
Shale
35.3 Bcfe
6.6%
STACK,
SCOOP
& Cana
135.2 Bcfe
25.5%
Arkansas
Fayetteville
Shale
122.3 Bcfe
23.1%
SE
Oklahoma
Woodford
Shale
216.1 Bcfe
40.8%

530.2 Bcfe

PHX VALUE PROPOSITION

- 15,080 net undeveloped mineral acres currently leased
  - Will generate additional royalty revenue when production ensues
- 183,096 net mineral acres currently open (unleased)
  - Can be leased with cash bonus to PHX + royalty, or PHX can participate with working interest in future drilling, or PHX can sell the mineral acreage outright
- Vast majority of 4,500+ gross 3P locations (530 Bcfe net to PHX) are in technically proven areas, primarily in cores of top resource plays (STACK, SCOOP, Cana, Eagle Ford Shale, SE Oklahoma Woodford Shale and Fayetteville Shale)
- STACK Meramec undeveloped reserves not currently counted in 3P
- STACK/Cana/SCOOP Woodford counted in 3P reserves at only 8 wells per unit
  - Current development is 9-12 wells per unit with tests 16-20 wells per unit spacing
- Potential for more wells per unit across all plays
- Mineral rights provide a perpetual option to benefit from future technology and knowledge

Financial Highlights

Financial Highlights	Fiscal Year 2017	Fiscal Year 2016
Oil, NGL and natural gas sales	$39,935,912	$31,411,353
Lease bonus	$5,149,297	$7,735,785
Total revenue	$46,335,049	$39,060,783
Lease operating expenses	$12,682,969	$13,590,089
Depreciation, depletion and amortization	$18,397,548	$24,487,565
Provision for impairment	$662,990	$12,001,271
Total expenses	$42,114,116	$57,058,667
Pre-tax net income (loss)	$4,220,933	($17,997,884)
Tax provision (benefit)	$689,000	($7,711,000)
Net income (loss)	$3,531,933	($10,286,884)
Earnings per share	$0.21	($0.61)
TTM EBITDA	$24,556,609	$19,835,571
Net cash provided by operating activities	$20,758,192	$22,639,151
Capital expenditures - drilling	$25,807,897	$3,986,235
Mcfe sold	11,101,739	11,496,249
Average Mcfe sales price	$3.60	$2.73

Three months ended December 31,

Financial Highlights		2017		2016
Oil, NGL and natural gas sales	$	12,887,419	$	8,899,218
Lease bonus	$	96,959	$	837,958
Total revenue	$	12,490,526	$	7,036,643
Pre-tax net income (loss)	$	1,074,939	$	(3,345,392)
Tax provision (benefit)	$	(12,710,000)	$	(1,107,000)
Net income (loss)	$	13,784,939	$	(2,238,392)
Earnings per share	$	0.81	$	(0.13)
TTM EBITDA	$	29,557,711	$	15,732,443
Net cash provided by operating activities	$	7,198,583	$	3,683,651
Capital expenditures - drilling	$	4,984,880	$	2,174,523
Mcfe sold		3,421,812		2,517,414
Average Mcfe sales price	$	3.77	$	3.54

Condensed Balance Sheet

	December 31, 2017	September 30, 2017
Current assets	$ 8,702,315	$ 9,989,375
Net property and equipment	195,356,242	196,584,358
Other	242,083	170,486
Total assets	$ 204,300,640	$ 206,744,219
Current liabilities	$ 3,181,088	$ 3,538,019
Long-term debt	50,400,000	52,222,000
Deferred income taxes	18,313,007	31,051,007
Asset retirement obligation, other	3,223,872	3,225,654
Retained Earnings	125,767,547	113,330,216
Shareholders equity	3,415,126	3,377,323
Total liabilities and equity	$ 204,300,640	$ 206,744,219

First Quarter 2018


29%
16%
13%
71%
Production
Gas
NGL
Oil
53%
38%
15%
47%
Revenue

Risk Mitigation Through Hedging



$/MCFE
$14
$12
$10
$8
$6
$4
$2
$0
-$2
-$4
Millions
$11
$9
$7
$5
$3
$1
-$1
-$3
$2.1M AVERAGE
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Revenue Generated Through Hedging Activity
PHX Average Price Received Per Mcfe

Hedge Position as of 3/1/18

Period	Product	Volume Mcf/Bbl	Swap Price	Collar Average Floor Price	Collar Average Ceiling Price
2018	Natural Gas	1,170,000		$2.77	$3.26
2018	Natural Gas	1,410,000	$2.93		
2018	Crude Oil	86,000		$48.72	$54.60
2018	Crude Oil	118,000	$52.93		
2019	Crude Oil	24,000		$52.50	$61.73
2019	Crude Oil	24,000	$57.92		

Fiscal Year-End Market Cap & Debt



$600
$500
$400
$300
$200
$100
$0
Millions
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
FY End Debt $
FY End Market Cap $

Panhandle Oil and Gas Inc. NYSE: PHX

Key Investment Attributes

- Foundation of perpetual mineral ownership
  - PHX generates revenue whether we participate with a Working Interest, or take a Lease Bonus and a Royalty Interest
- Ownership in multiple premier resource plays
- Exposure across the product spectrum - natural gas, NGL and oil
- Large inventory of very low-risk development opportunities
- Material undeveloped mineral position in oil and gas producing basins
- Simple balance sheet with retained earnings and low debt
- Conservative management with long-term value creation focus